UBS Investment Bank

Fixed Bid Stratification

SYNPRI ss 'AF30'; SYNSEC ss 'FEB'; SYNTRD in '1'; Available; No Pifs; '; '; '; NETRATE ge 6.50; NCF

Pool Summary	COUNT	UPB	%
Non-Conforming	83	$39,285,495.00	100.00%
Total:	83	$39,285,495.00	100.00%
Adjusted Balance: $39,285,494.91
Data as of Date: 2005-01-01
GROSS WAC: 7.0695%
NET WAC: 6.820%
% IO's: 11.12%
% SF/PUD: 85.24%
% FULL/ALT/DULP: 51.86%
% CASHOUT: 41.85%
% PURCHASE: 47.96%
% INVESTOR: 7.97%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 79.31%
% FICO > 679: 51.84%
% NO FICO: 0.00%
WA FICO: 690
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 13.26%
CALIFORNIA %: 17.23%
Latest Maturity Date: 20341101
Loans with Prepay Penalties: 13.26%

Product Type	COUNT	UPB	%
30 YR FXD	83	$39,285,495.00	100.00%
Total:	83	$39,285,495.00	100.00%

Original Balance	COUNT	UPB	%
$350,000.01 - $400,000.00	32	$12,177,006.00	30.84%
$400,000.01 - $450,000.00	13	5,517,750.00	13.98
$450,000.01 - $500,000.00	14	6,697,135.00	16.96
$500,000.01 - $550,000.00	6	3,177,600.00	8.05
$550,000.01 - $600,000.00	7	3,992,000.00	10.11
$600,000.01 - $650,000.00	8	5,090,100.00	12.89
$650,000.01 - $700,000.00	1	700,000.00	1.77
$850,000.01 - $900,000.00	1	855,400.00	2.17
$1,000,000.01 >=	1	1,275,000.00	3.23
Total:	83	$39,481,991.00	100.00%
Minimum: $360,000.00
Maximum: $1,275,000.00
Average: $475,686.64

Unpaid Balance	COUNT	UPB	%
$250,000.01 - $300,000.00	1	$294,062.00	0.75%
$350,000.01 - $400,000.00	31	11,747,807.00	29.90
$400,000.01 - $450,000.00	13	5,506,219.00	14.02
$450,000.01 - $500,000.00	14	6,677,851.00	17.00
$500,000.01 - $550,000.00	6	3,168,997.00	8.07
$550,000.01 - $600,000.00	7	3,984,143.00	10.14
$600,000.01 - $650,000.00	8	5,082,731.00	12.94
$650,000.01 - $700,000.00	1	697,993.00	1.78
$850,000.01 - $900,000.00	1	853,923.00	2.17
$1,000,000.01 >=	1	1,271,768.00	3.24
Total:	83	$39,285,495.00	100.00%
Minimum: $294,062.14
Maximum: $1,271,768.10
Average: $473,319.22

Gross Rate	COUNT	UPB	%
6.501% - 6.750%	25	$11,517,085.00	29.32%
6.751% - 7.000%	30	14,363,386.00	36.56
7.001% - 7.250%	11	5,549,477.00	14.13
7.251% - 7.500%	6	2,518,402.00	6.41
7.501% - 7.750%	3	1,637,097.00	4.17
7.751% - 8.000%	5	2,394,769.00	6.10
8.001% - 8.250%	1	377,225.00	0.96
8.251% - 8.500%	1	429,146.00	1.09
8.501% - 8.750%	1	498,908.00	1.27
Total:	83	$39,285,495.00	100.00%
Minimum: 6.750%
Maximum: 8.625%
Weighted Average: 7.070%

Net Rate	COUNT	UPB	%
6.251% - 6.500%	25	$11,517,085.00	29.32%
6.501% - 6.750%	30	14,363,386.00	36.56
6.751% - 7.000%	11	5,549,477.00	14.13
7.001% - 7.250%	6	2,518,402.00	6.41
7.251% - 7.500%	3	1,637,097.00	4.17
7.501% - 7.750%	5	2,394,769.00	6.10
7.751% - 8.000%	1	377,225.00	0.96
8.001% - 8.250%	1	429,146.00	1.09
8.251% - 8.500%	1	498,908.00	1.27
Total:	83	$39,285,495.00	100.00%
Minimum: 6.500%
Maximum: 8.375%
Weighted Average: 6.820%

Original Term to Maturity	COUNT	UPB	%
360 - 360	83	$39,285,495.00	100.00%
Total:	83	$39,285,495.00	100.00%
Minimum: 360
Maximum: 360
Weighted Average: 360

Remaining Term to Stated Maturity	COUNT	UPB	%
301 - 359	83	$39,285,495.00	100.00%
Total:	83	$39,285,495.00	100.00%
Minimum: 348
Maximum: 358
Weighted Average: 357

Seasoning	COUNT	UPB	%
2 - 2	34	$16,243,791.00	41.35%
3 - 3	29	14,256,194.00	36.29
4 - 4	10	4,555,459.00	11.60
5 - 5	3	1,260,877.00	3.21
6 - 6	3	1,384,264.00	3.52
7 - 12	4	1,584,909.00	4.03
Total:	83	$39,285,495.00	100.00%
Minimum: 2
Maximum: 12
Weighted Average: 3

___________________________________________________________________________

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

___________________________________________________________________________

I:\Cas Final\CasMasterSR.cas

Jan 20, 2005 11:54

UBS Investment Bank

Fixed Bid Stratification

SYNPRI ss 'AF30'; SYNSEC ss 'FEB'; SYNTRD in '1'; Available; No Pifs; '; '; '; NETRATE ge 6.50; NCF

FICO Scores	COUNT	UPB	%
580 - 589	1	$388,612.00	0.99%
590 - 599	2	874,997.00	2.23
600 - 609	1	377,367.00	0.96
610 - 619	1	374,819.00	0.95
620 - 629	2	965,132.00	2.46
630 - 639	3	1,585,236.00	4.04
640 - 649	7	2,958,837.00	7.53
650 - 659	6	2,801,170.00	7.13
660 - 669	12	5,576,864.00	14.20
670 - 679	7	3,015,877.00	7.68
680 - 689	3	1,645,249.00	4.19
690 - 699	4	1,936,887.00	4.93
700 - 709	9	5,028,300.00	12.80
710 - 719	7	2,979,918.00	7.59
720 - 729	2	1,113,141.00	2.83
730 - 739	3	1,488,970.00	3.79
740 - 749	3	1,580,402.00	4.02
760 - 769	5	2,401,816.00	6.11
770 - 779	1	367,067.00	0.93
780 - 789	1	395,316.00	1.01
800 - 809	3	1,429,515.00	3.64
Total:	83	$39,285,495.00	100.00%
Minimum: 585
Maximum: 806
Weighted Average: 690

Loan To Value Ratio	COUNT	UPB	%
40.001% - 45.000%	1	$382,355.00	0.97%
45.001% - 50.000%	2	757,450.00	1.93
55.001% - 60.000%	2	989,326.00	2.52
60.001% - 65.000%	2	858,189.00	2.18
65.001% - 70.000%	3	1,406,065.00	3.58
70.001% - 75.000%	10	6,102,560.00	15.53
75.001% - 80.000%	41	18,750,610.00	47.73
80.001% - 85.000%	2	876,383.00	2.23
85.001% - 90.000%	16	7,564,773.00	19.26
90.001% - 95.000%	4	1,597,784.00	4.07
Total:	83	$39,285,495.00	100.00%
Minimum: 42.56%
Maximum: 95.00%
Weighted Average: 79.31%

Combined Loan To Value Ratio	COUNT	UPB	%
40.001% - 45.000%	1	$382,355.00	0.97%
45.001% - 50.000%	2	757,450.00	1.93
55.001% - 60.000%	2	989,326.00	2.52
60.001% - 65.000%	1	379,405.00	0.97
65.001% - 70.000%	4	1,884,849.00	4.80
70.001% - 75.000%	5	2,228,038.00	5.67
75.001% - 80.000%	25	12,771,321.00	32.51
80.001% - 85.000%	4	1,952,206.00	4.97
85.001% - 90.000%	23	10,486,656.00	26.69
90.001% - 95.000%	11	4,949,988.00	12.60
95.001% - 100.000%	5	2,503,900.00	6.37
Total:	83	$39,285,495.00	100.00%
Minimum: 42.56%
Maximum: 100.00%
Weighted Average: 83.26%

DTI	COUNT	UPB	%
<= 0.000%	29	$12,982,192.00	33.05%
16.001% - 21.000%	1	398,663.00	1.01
21.001% - 26.000%	3	1,881,381.00	4.79
26.001% - 31.000%	9	4,318,594.00	10.99
31.001% - 36.000%	9	4,648,876.00	11.83
36.001% - 41.000%	7	3,444,615.00	8.77
41.001% - 46.000%	14	6,315,857.00	16.08
46.001% - 51.000%	6	2,777,646.00	7.07
51.001% - 56.000%	4	1,935,189.00	4.93
56.001% - 61.000%	1	582,483.00	1.48
Total:	83	$39,285,495.00	100.00%
Minimum: 0.000%
Maximum: 58.110%
Weighted Average: 38.739%

Geographic Concentration	COUNT	UPB	%
New York	18	$8,901,181.00	22.66%
California	13	6,768,383.00	17.23
Florida	11	4,929,115.00	12.55
New Jersey	10	4,239,252.00	10.79
Arizona	3	1,547,818.00	3.94
Texas	2	1,286,673.00	3.28
Connecticut	3	1,276,002.00	3.25
Massachusetts	3	1,225,610.00	3.12
Pennsylvania	2	954,024.00	2.43
Colorado	2	876,831.00	2.23
District Of Columbia	2	859,405.00	2.19
North Carolina	2	826,718.00	2.10
Washington	2	785,495.00	2.00
Maine	1	646,881.00	1.65
Illinois	1	632,892.00	1.61
Utah	1	566,075.00	1.44
Oregon	1	518,682.00	1.32
Wisconsin	1	478,783.00	1.22
Oklahoma	1	452,000.00	1.15
Virginia	1	379,900.00	0.97
Maryland	1	379,434.00	0.97
Alabama	1	377,367.00	0.96
New Hampshire	1	376,975.00	0.96
Total:	83	$39,285,495.00	100.00%

North-South CA	COUNT	UPB	%
States Not CA	70	$32,517,112.00	82.77%
South CA	11	5,895,837.00	15.01
North CA	2	872,545.00	2.22
Total:	83	$39,285,495.00	100.00%

Zip Code Concentration	COUNT	UPB	%
91741	1	$1,271,768.00	3.24%
92314	1	853,923.00	2.17
92509	2	749,010.00	1.91
33067	1	697,993.00	1.78
33178	1	650,000.00	1.65
Other	77	35,062,801.00	89.25
Total:	83	$39,285,495.00	100.00%

Loan Purpose	COUNT	UPB	%
Purchase	41	$18,841,083.00	47.96%
Cash Out Refi	33	16,442,097.00	41.85
Rate & Term Refi	9	4,002,315.00	10.19
Total:	83	$39,285,495.00	100.00%

___________________________________________________________________________

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

___________________________________________________________________________

I:\Cas Final\CasMasterSR.cas

Jan 20, 2005 11:54

UBS Investment Bank

Fixed Bid Stratification

SYNPRI ss 'AF30'; SYNSEC ss 'FEB'; SYNTRD in '1'; Available; No Pifs; '; '; '; NETRATE ge 6.50; NCF

Cashout Indicator	COUNT	UPB	%
No	50	$22,843,398.00	58.15%
Yes	33	16,442,097.00	41.85
Total:	83	$39,285,495.00	100.00%

INTCALCTYPE	COUNT	UPB	%
Interest In Arrears	74	$34,915,605.00	88.88%
Interest Only	9	4,369,890.00	11.12
Total:	83	$39,285,495.00	100.00%

IO Term	COUNT	UPB	%
0	74	$34,915,605.00	88.88%
120	9	4,369,890.00	11.12
Total:	83	$39,285,495.00	100.00%

Document Type	COUNT	UPB	%
Full	41	$20,374,534.00	51.86%
No Doc	27	12,036,519.00	30.64
Stated Income/Stated Assets	8	3,771,560.00	9.60
Stated Income/Verified Assets	7	3,102,882.00	7.90
Total:	83	$39,285,495.00	100.00%

Property Type	COUNT	UPB	%
Single Family	55	$25,191,558.00	64.12%
Two Family	7	3,885,796.00	9.89
Pud Detached	7	3,740,058.00	9.52
Pud	6	2,874,053.00	7.32
Single Family Attached	3	1,270,776.00	3.23
Condomimium	3	1,265,392.00	3.22
Three Family	1	646,881.00	1.65
Pud Attached	1	410,981.00	1.05
Total:	83	$39,285,495.00	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	75	$35,861,615.00	91.28%
Investor Occupied	7	3,129,818.00	7.97
Second Home	1	294,062.00	0.75
Total:	83	$39,285,495.00	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	74	$34,076,932.00	86.74%
36.000	7	4,414,603.00	11.24
60.000	2	793,960.00	2.02
Total:	83	$39,285,495.00	100.00%
wa Term: 5.258

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	83	$39,285,495.00	100.00%
Total:	83	$39,285,495.00	100.00%

Lien Position	COUNT	UPB	%
1	83	$39,285,495.00	100.00%
Total:	83	$39,285,495.00	100.00%

Mortgage Ins.	COUNT	UPB	%
GEMICO	4	$1,995,052.00	5.08%
MGIC	2	1,095,188.00	2.79
PMI Mortgage Insurance	11	4,855,443.00	12.36
Radian Guaranty	1	415,148.00	1.06
Republic Mortgage Insurance	2	871,504.00	2.22
United Guaranty	2	806,604.00	2.05
LTV <=80	61	29,246,556.00	74.45
Total:	83	$39,285,495.00	100.00%
% LTV > 80 NO MI: 0.00%

___________________________________________________________________________

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

___________________________________________________________________________

I:\Cas Final\CasMasterSR.cas

Jan 20, 2005 11:54